                                                          Draft: August 25, 1999
                                                         FOR DISCUSSION PURPOSES



                        AMENDMENT NO. 2 TO LOAN DOCUMENTS


                                 August __, 1999


Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025

Gentlemen:

         Foothill Capital Corporation, as agent ("Agent"), the financial institutions party to the Loan Agreement referred to herein (each, individually a "Lender" and collectively, "Lenders") and certain Subsidiaries of Anker Coal Group, Inc. (each, individually, a "Borrower" and collectively "Borrowers") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of November 21, 1998, by and among Borrowers, Lenders and Agent, as amended by Amendment No. 1 to Loan Documents, dated August 4, 1999, by and among Borrowers, Guarantors, Lenders and Agent (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment (as all of the foregoing now exist, are modified hereby or are hereafter amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Documents").

         Borrowers have requested that Agent and Lenders (a) re-apply retroactively to the Advances, to the date of receipt thereof, the Coastal Payments ( as defined below) previously applied to the unpaid balance of the Term Loan, (b) make certain Advances to Borrower, for a limited period of time, in excess of the Borrowing Base, and (c) amend certain other provisions of the Loan Agreement in connection therewith, and Agent and Lenders are willing to consent to all of the foregoing, subject to the terms and conditions contained in this Amendment No. 2 to Loan Documents (this "Amendment").

         In consideration of the foregoing and the respective agreements and covenants herein, the receipt and adequacy of which consideration is hereby acknowledged, the parties hereto agree as follows:

         1.   Definitions.

              (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                    (i.) "Temporary Overadvance Limit" shall mean (A) $2,000,000 for the period from and after the effective date of this Amendment through and including November 1, 1999, and (B) zero on the opening of business on Tuesday, November 2, 1999, and all times thereafter.

                    (ii.) "Temporary Overadvances" shall mean the Advances hereafter made by each Lender to or for the benefit of Borrowers' Agent on behalf of Borrowers on a revolving basis (consisting of advances, repayments and readvances) as set forth in Section 2 of this Amendment.

                    (iii.) "Temporary Overadvances Termination Date" shall mean November 2, 1999.

              (b) Amendment to Definition. All references to the term "Advances" in the Loan Agreement shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Temporary Overadvances.

         2.   Temporary Overadvances.


              (a) Making of Temporary Overadvances. In addition to the Advances which may be made by Agent and Lenders to Borrowers' Agent on behalf of Borrowers pursuant to Section 2.1 of the Loan Agreement (including, without limitation, pursuant to Section 2.1(k) thereof), upon the request of Borrowers' Agent, made at any time and from time to time prior to the Temporary Overadvance Termination Date, subject to the terms and conditions contained herein, in the Loan Agreement and in the other Loan Documents, each Lender shall make Temporary Overadvances to Borrowers' Agent in amounts in excess of the amounts otherwise available to Borrowers under Section 2.1 of the Loan Agreement (as calculated by the Agent, and subject to the sublimits provided for in the Loan Agreement and reserves established by Agent, if any, pursuant to Section 2.1(b) of the Loan Agreement) up to the aggregate amount not to exceed such Lender's Pro Rata Share of an amount equal to the Temporary Overadvance Limit as then in effect.


              (b) Temporary Overadvance Limit; Collateral. Except in the Required Lenders' discretion, Borrowers shall have no right to receive, and Lenders shall not make, any Temporary Overadvances in excess of the Temporary Overadvance Limit as then in effect or at any time after the Temporary Overadvance Termination Date. The Temporary Overadvances shall be secured by all Collateral.


              (c) Payment in Full on Temporary Overadvance Termination Date. Unless sooner demanded by the Agent in accordance with the terms of the Loan Agreement or the other Loan Documents, or otherwise due as provided above, all outstanding and unpaid Obligations arising pursuant to the Temporary Overadvances (including, but not limited to, principal, interests, fees, costs, expenses and other charges in respect thereof payable by Borrowers to Agent) shall automatically, without notice or demand, be absolutely and unconditionally due and payable and Borrowers shall pay to Agent for the account of Lenders in cash or other immediately available funds all such Obligations on the Temporary Overadvance Termination Date.


              (d) Additional Event of Default. Each Borrower acknowledges and agrees that, notwithstanding anything to the contrary contained in the Loan Agreement or the other Financing Agreements, the failure of Borrowers to pay such Obligations arising pursuant to the Temporary Overadvances in accordance with the terms of Section 2(c) shall constitute an Event of Default.


              (e) Letters of Credit. In the event that any Letters of Credit shall have been issued pursuant hereto which are permitted to be issued only as part of the Temporary Overadvances, then all such Letters of Credit shall have expired or been drawn upon in full no later than the Temporary Overadvance Termination Date. In the event that, at the close of business on the Temporary Overadvance Termination Date, the aggregate amount of Advances under Section 2.1(a) of the Loan Agreement would exceed the amount permitted to be outstanding thereunder, as a result of any outstanding Letters of Credit issued for the account of Borrowers as part of the Temporary Overadvances, then, not later than the close of business on such day, Borrowers shall repay that portion of the Temporary Overadvances in an amount equal to the aggregate amount of such excess amount.


         3. Interest on Temporary Overadvances. Notwithstanding anything to the contrary contained in Section 2.6 of the Loan Agreement, all Temporary Overadvances shall bear interest at a per annum rate of (a) prior to the occurrence and continuance of an Event of Default, four percentage points (4%) above the Reference Rate and (b) upon the occurrence and during the continuation of an Event of Default, other than the Existing Defaults (as defined below), at a per annum rate of six percentage points (6%) above the Reference Rate.

         4. Coastal Payments. Pursuant to that certain Letter re: Consent to Transactions with Coastal Coal - West Virginia, LLC, dated July 1, 1999, executed by and among Borrowers, Guarantors, and Agent (the "Coastal Consent"), Coastal Payments (as defined in the Coastal Consent) in the amount of $1,250,000 were remitted to the Agent and were applied as proceeds of a Permitted Supplemental Disposition to the unpaid principal balance of the Term Loan. Borrowers, Guarantors and Lenders hereby acknowledge, confirm and agree that, notwithstanding anything to the contrary contained in the Coastal Consent or in the Loan Agreement, (a) all Coastal Payments are hereby deemed and shall constitute, for all purposes of the Loan Agreement and the other Loan Documents, proceeds of a Permitted Supplemental Disposition that have been applied by the Agent, effective as of the date of Agent's receipt thereof (the "Receipt Date"), to the then outstanding Advances and the Agent shall make a notation on its books to the effect that, all as of the Receipt Date, the application of the Coastal Payments previously made to the Term Loan shall be reversed, the unpaid principal balance of the Term Loan shall be thereby increased by the amount of the Coastal Payments and the Coastal Payments shall be applied in full to the then outstanding Advances, (b) after giving effect to the re-application of the Coastal Payments provided for in clause (a) immediately above, the unpaid principal balance of the Term Loan outstanding as of the date hereof is $13,571,432 (collectively, the "Existing Term Loan") and the Existing Term Loan is due and payable to Lenders in accordance with Section
2.3 of the Loan Agreement and the Term Note, together with interest accrued and accruing thereon at the applicable rate set forth in Section 2.6 of the Loan Agreement, without offset, defense or counterclaim of any kind or nature, and
(c) nothing contained herein shall in any manner be deemed to amend the Term Loan payment provisions set forth in Section 2.3(a) of the Loan Agreement and in the Term Note.

         5. Temporary Overadvance Facility Fee. In consideration of Lender's agreement to make the Temporary Overadvances to Borrowers on and subject to the terms and conditions set forth in this Amendment, Borrower agrees to pay to Agent, for the account of Lenders, a fee in the amount of $15,000, which fee is earned and shall be paid in full as of the date of this Amendment and may be charged, at Agent's option, to any account of Borrowers maintained by Agent.


         6. Events of Default. Borrowers and Guarantors hereby acknowledge, confirm and agree that (a) Borrowers did not have Excess Availability in an amount in excess of $5,000,000 when Borrowers made certain Intercompany Loans to Parent and Guarantors during the calendar month of July, 1999, (b) as a result of Parent's certification to the Agent that Parent is not presently Solvent, as set forth in Parent's Solvency Certificate, dated August 24, 1999, for Parent's fiscal month ended July 30, 1999, a Material Adverse Change has occurred with respect to Parent since the date of the latest financial statements submitted to the Lender Group on or before the Closing Date, and Borrowers' representation and warranty with respect thereto set forth in Section 5.11 of the Loan Agreement is not true and correct, and (c) as a result of the foregoing, an Event of Default has occurred and is continuing under, respectively, Section 8.2(c) and Section 8.12 of the Loan Agreement (collectively, the "Existing Defaults"). Nothing contained in this Amendment shall in any manner be deemed to waive the Existing Defaults or limit, impair or otherwise affect any of the rights and remedies of the Agent and the Lenders with respect to the Existing Defaults, all of which rights and remedies are hereby expressly reserved.

         7. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender Group pursuant to the Loan Documents, each Borrower and each Guarantor hereby jointly and severally represents, warrants and covenants with and to Lender Group as follows (which representation, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

              (a) Other than the Existing Defaults, no Default or Event of Default exists as of the date of this Amendment after giving effect to the amendments set forth herein.

              (b) This Amendment has been duly executed and delivered by each Borrower and each Guarantor, and the agreements and obligations of each Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against each Borrower and each Guarantor in accordance with their respective terms.

              (c) Except as otherwise set forth in Section 6 of this Amendment, all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         8. Conditions Precedent. This Amendment shall be effective upon the satisfaction of each of the following conditions precedent, as determined by
Agent:

              (a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by each Borrower, each Guarantor and each Lender;

              (b) Agent shall have received a duly executed Solvency Certificate with respect to the month of July, 1999;

              (c) In addition to, and not in limitation of, the documents that Borrowers are required to deliver to Agent pursuant to Section 6.2(a) of the Loan Agreement, Agent shall have received a calculation of the Borrowing Base as of the effective date of this Amendment, in form and substance satisfactory to Agent; and

              (d) other than the Existing Defaults, no Default or Event of Default shall have occurred and be continuing.

         9.   Miscellaneous.

              (a) Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

              (b) Effect of this Amendment. Except as modified pursuant hereto, the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

              (c) Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the laws of the State of New York.

              (d) Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Agent, to effectuate the provisions and purposes of this Amendment.

              (e) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

                                  Very truly yours,

                                  ANKER ENERGY CORPORATION

                                  By:_____________________________

                                  Title:__________________________



                                  MARINE COAL SALES COMPANY

                                  By:_____________________________

                                  Title:__________________________




                                  ANKER WEST VIRGINIA MINING
                                   COMPANY, INC.

                                  By:_____________________________

                                  Title:__________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]



                                         PATRIOT MINING COMPANY, INC.

                                         By:_____________________________

                                         Title:__________________________


                                         VINDEX ENERGY CORPORATION

                                         By:_____________________________

                                         Title:__________________________


                                         ANKER VIRGINIA MINING COMPANY, INC.

                                         By:_____________________________

                                         Title:__________________________


                                         JULIANA MINING COMPANY, INC.

                                         By:_____________________________

                                         Title:__________________________


                                         ANKER COAL GROUP, INC.,
                                          as Guarantors' and Borrowers' Agent

                                         By:_____________________________

                                         Title:__________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]



                                            ANKER GROUP, INC.

                                            By:_____________________________

                                            Title:__________________________



                                            SIMBA GROUP, INC.

                                            By:_____________________________

                                            Title:__________________________


                                            ANKER POWER SERVICES, INC.

                                            By:_____________________________

                                            Title:__________________________


                                            BRONCO MINING COMPANY, INC.

                                            By:_____________________________

                                            Title:__________________________



                                            VANTRANS, INC.

                                            By:_____________________________

                                            Title:__________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]




                                            KING KNOB COAL CO., INC.

                                            By:____________________________

                                            Title:_________________________



                                            HEATHER GLEN RESOURCES, INC.

                                            By:____________________________

                                            Title:_________________________


                                            HAWTHORNE COAL COMPANY, INC.

                                            By:____________________________

                                            Title:_________________________


                                            UPSHUR PROPERTY, INC.

                                            By:____________________________

                                            Title:_________________________


                                            MELROSE COAL COMPANY, INC.

                                            By:____________________________

                                            Title:_________________________




                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]




                                              NEW ALLEGHENY LAND HOLDING
                                              COMPANY, INC.

                                              By:_____________________________

                                              Title:__________________________





AGREED AND ACKNOWLEDGED:

FOOTHILL CAPITAL CORPORATION,
 as Agent and as a Lender

By:__________________________

Title:_______________________


CONGRESS FINANCIAL CORPORATION

By:__________________________

Title:_______________________


SUNROCK CAPITAL CORP.

By:__________________________

Title:_______________________